Shareholders' Equity	12 Months Ended
Jun. 30, 2018
Shareholders Equity
Shareholders' Equity
16.	Shareholders’ Equity

Share capital and share premium

The share capital of the Group is represented by common shares with a nominal value of Ps. 1 per share and one vote each. No other activity has been recorded for the fiscal years ended June 30, 2018, 2017 and 2016 in the capital accounts, other than those related to the acquisition of treasury shares.

Inflation adjustment of share capital

The Group’s Financial Statements were previously prepared on the basis of general price-level accounting which reflected changes in the purchase price of the Argentine Peso in the historical Financial Statements through February 28, 2003. The inflation adjustment related to share capital was appropriated to an inflation adjustment reserve that formed part of shareholders' equity. The balance of this reserve could be applied only towards the issuance of common stock to shareholders of the Company. CNV General Ruling 592/11 requires that at the transition date to IFRS certain equity accounts, such as the inflation adjustment reserve, are not adjusted and are considered an integral part of share capital.

Legal reserve

According to Law N° 19,550, 5% of the profit of the year is destined to the constitution of a legal reserve until it reaches the legal capped amount (20% of total capital). This legal reserve is not available for dividend distribution and can only be released to absorb losses. The Group did not reach the legal limit of this reserve.

Special reserve

The CNV, through General Ruling N° 562/9 and 576/10, has provided for the application of Technical Resolutions N° 26 and 29 of the FACPCE, which adopt the IFRS, as issued by the IASB, for companies subject to the public offering regime ruled by Law 17,811, due to the listing of their shares or corporate notes, and for entities that have applied for authorization to be listed under the mentioned regime. The Group has applied IFRS, as issued by the IASB, for the first time in the year beginning July 1st, 2012, being its transition date July 1st, 2011. Pursuant to CNV General Ruling N° 609/12, the Company set up a special reserve reflecting the positive difference between the balance of retained earnings disclosed in the first Financial Statements prepared according to IFRS and the balance of retained earnings disclosed in the last Financial Statements prepared in accordance with previously effective accounting standards. The reserve recorded amounted to Ps. 395, which as of June 30, 2017 were fully used to absorb the negative balances in the retained earnings account. During fiscal year ended June 30, 2017, the Company’s Board of Directors decided to change the accounting policy of investment property from the cost method to the fair value method, as allowed by IAS 40. For this reason, as of the transition date, figures have been modified and, hence, the special reserve as set forth by General Ruling CNV N° 609/12 has been increased to Ps. 2,751, which may only be reversed to be capitalized or to absorb potential negative balances under retained earnings.

Additional paid-in capital from treasury shares

Upon sale of treasury shares, the difference between the net realizable value of the treasury shares sold and the acquisition cost will be recognized, whether it is a gain or a loss, under the non-capitalized contribution account and will be known as “Treasury shares trading premium”.

Dividends

The Shareholders Meeting held as of October 31, 2017 approved the dividends distribution of Ps. 1,400 (Ps. 2.41 per share), which were paid as of November 7, 2017. During the year ended June 30, 2017, there were no distributions of dividends.